Premises and Equipment (Tables)	12 Months Ended
Mar. 31, 2011
Premises and Equipment
Schedule of Premises and Equipment, Net Carrying Amount by Major Class of Assets

	2010	2011
	(in millions)
Land	¥399,893	¥391,602
Buildings	680,085	694,384
Equipment and furniture	681,886	667,073
Leasehold improvements	235,807	225,407
Construction in progress	17,206	15,007

Total	2,014,877	1,993,473
Less accumulated depreciation	1,019,710	1,030,925

Premises and equipment-net	¥995,167	¥962,548